Exhibit 99.1

EXECUTION COPY

CREDIT AGREEMENT

dated as of

September 9, 2003,

as amended as of October 31, 2003 and as of June 11, 2004

and to be further amended and restated upon satisfaction of

certain conditions set forth herein,

among

DEX MEDIA, INC.,

DEX MEDIA WEST, INC.,

DEX MEDIA WEST LLC,

as Borrower,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK,

as Administrative Agent

J.P. MORGAN SECURITIES INC. and

BANC OF AMERICA SECURITIES LLC,

as Joint Bookrunners and Joint Lead Arrangers

BANK OF AMERICA, N.A.,

WACHOVIA BANK, NATIONAL ASSOCIATION,

LEHMAN COMMERCIAL PAPER INC. and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Co-Syndication Agents

SECOND AMENDMENT AND RESTATEMENT dated as of June 11, 2004 (this “Amendment”), to the CREDIT AGREEMENT dated as of September 9, 2003, as amended (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DEX MEDIA, INC., DEX MEDIA WEST, INC., DEX MEDIA WEST LLC (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, as administrative agent and collateral agent (in such capacities, the “Agent”).

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The Borrower, the Parent and Holdings have informed the Agent that the Parent intends to effect an initial public offering pursuant to which it and certain selling stockholders will offer and sell shares of the Parent’s common stock in an underwritten offering registered with the Securities and Exchange Commission (the “Parent IPO”) and that Parent intends to use the Net Proceeds from the sale by it of primary shares in the Parent IPO to (i) redeem all of its outstanding 5% Series A Preferred Stock for approximately $125,700,000 plus accrued and unpaid dividends thereon and (ii) finance the redemption of up to 35% of the initial aggregate principal amount of the outstanding Senior Subordinated Notes and the redemption of up to 35% of the initial aggregate principal amount of the East Borrower’s outstanding 12-1/8% senior subordinated notes due 2012, in each case plus accrued and unpaid interest thereon and associated redemption premiums. The Borrower, the Parent and Holdings have requested that the Credit Agreement be amended, effective upon and subject to the consummation of the Parent IPO and to the other applicable conditions set forth below, so as to permit the intended use of the Net Proceeds from the Parent IPO and to make certain other amendments thereto as set forth in the form of Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) attached as Exhibit A hereto (such amendments (excluding the amendments set forth or described in Section 1 hereof that are incorporated in the Amended and Restated Credit Agreement), the “IPO Amendments”).

C. The Borrower, the Parent and Holdings have further requested that the Credit Agreement be amended (“Repricing Amendments”) so as to provide for (i) a new tranche of term loans thereunder (the “New Tranche A Term Loans”), the proceeds of which, together with other available funds of the Borrower, will be used to refinance all currently outstanding Tranche A Term Loans and which, except as revised hereby, will have the same terms as the currently outstanding Tranche A Term Loans under the Credit Agreement (ii) a new tranche of term loans thereunder (the “New Tranche B Term Loans” and, together with the New Tranche A Term Loans, the “New Term Loans”), the proceeds of which, together with other available funds of the Borrower, will be used to refinance all currently outstanding Tranche B Term Loans and which, except as revised hereby, will have the same terms as the currently outstanding Tranche B Term Loans under the Credit Agreement, (iii) the termination of all existing Revolving Commitments and the establishment of new commitments to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans under the Credit Agreement (the “New Revolving Commitments”) and (iv) modifications to the Applicable Rate for New Term Loans, Revolving Loans and for commitment fees payable under the Credit Agreement.

D. Each existing Tranche A Lender (an “Existing Tranche A Term Lender”) that executes and delivers this Amendment specifically in the capacity of a Renewing Tranche A Term Lender (a “Renewing Tranche A Term Lender”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) upon the Repricing Amendment Effective Date (as defined below), to have made a commitment to make New Tranche A Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Tranche A Term Lender’s outstanding Tranche A Term Loans immediately prior to such effectiveness (“Existing Tranche A Term Loans”), and (iii) upon the Refinancing Date (as defined below), to have made New Tranche A Term Loans in such amount (not in excess of the amount of its Existing Tranche A Term Loans) as is determined by JPMorgan Securities Inc. and Banc of America Securities LLC (the “Arrangers”) and the Borrower and notified to such Existing Tranche A Term Lender, by exchanging Existing Tranche A Term Loans in such amount for New Tranche A Term Loans in an equal principal amount.

E. Each existing Tranche B Lender (an “Existing Tranche B Term Lender” and, together with the Existing Tranche A Term Lenders, the “Existing Term Lenders”) that executes and delivers this Amendment specifically in the capacity of a Renewing Tranche B Term Lender (a “Renewing Tranche B Term Lender” and, together with the Renewing Tranche A Term Lenders, the “Renewing Term Lenders”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) upon the Repricing Amendment Effective Date, to have made a commitment to make New Tranche B Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Tranche B Term Lender’s outstanding Tranche B Term Loans immediately prior to such effectiveness (“Existing Tranche B Term Loans” and, together with the Existing Tranche A Term Loans, the “Existing Term Loans”) and (iii) upon the Refinancing Date, to have made New Tranche B Term Loans in such amount (not in excess of the amount of its Existing Tranche B Term Loans) as is determined by the Borrower and the Arrangers and notified to such Existing Tranche B Term Lender, by exchanging Existing Tranche B Term Loans in such amount for New Tranche B Term Loans in an equal principal amount.

F. Each existing Revolving Lender (an “Existing Revolving Lender”) that executes and delivers this Amendment specifically in the capacity of a Renewing Revolving Lender (a “Renewing Revolving Lender”) will be deemed (i) to have agreed to the terms of this Amendment, (ii) upon the Repricing Amendment Effective Date, to have made a New Revolving Commitment in an amount up to, but not in excess of, the amount of such Existing Revolving Lender’s Revolving Commitment immediately prior to such effectiveness (such Lender’s “Existing Revolving Commitment”) and (iii) upon the Refinancing Date, to have made New Revolving Commitments is such amount (not in excess of its Existing Revolving Commitment) as is determined by the Borrower and the Arrangers and notified to such Existing Revolving Lender.

G. Each Person that agrees to become an Additional Tranche A Term Lender (an “Additional Tranche A Term Lender”, including any Existing Tranche A Term Lender undertaking a commitment in respect of Tranche A Term Loans less than or in excess of the amount of its Existing Tranche A Term Loans) will make New Tranche A Term Loans to the Borrower on the Refinancing Date (“Additional Tranche A Term Loans”), the proceeds of which will be used by the Borrower, together with other available cash, to repay in full the outstanding principal amount of Tranche A Term Loans of Existing Tranche A Term Lenders that are not Renewing Tranche A Term Lenders (or deemed to be Renewing Tranche A Term Lenders pursuant to Section 4(c)) and the principal amounts, if any, of Existing Tranche A Term Loans of Renewing Tranche A Term Lenders that are not exchanged by such Renewing Tranche A Term Lenders for New Tranche A Term Loans, and to pay fees and expenses incurred in connection with the prepayment of the Existing Tranche A Term Loans and this Amendment.

H. Each Person that agrees to become an Additional Tranche B Term Lender (an “Additional Tranche B Term Lender”, including any Existing Tranche B Term Lender undertaking a commitment in respect of Tranche B Term Loans less than or in excess of the amount of its Existing Tranche B Term Loans and, together with the Additional Tranche A Term Lenders, the “Additional Term Lenders”) will make New Tranche B Term Loans to the Borrower on the Term Loan Refinancing Date (“Additional Tranche B Term Loans” and, together with the Additional Tranche A Term Loans, the “Additional Term Loans”), the proceeds of which will be used by the Borrower, together with other available cash, to repay in full the outstanding principal amount of Tranche B Term Loans of Existing Tranche B Term Lenders that are not Renewing Tranche B Term Lenders (or deemed to be Renewing Tranche B Term Lenders pursuant to Section 4(c)) and the principal amounts, if any, of Existing Tranche B Term Loans of Renewing Tranche B Term Lenders that are not exchanged by such Renewing Tranche B Term Lenders for New Tranche B Term Loans, and to pay fees and expenses incurred in connection with the prepayment of the Existing Tranche B Term Loans and this Amendment.

I. Each Person that agrees to become an Additional Revolving Lender (an “Additional Revolving Lender”, including any Existing Revolving Lender undertaking a New Revolving Commitment less than or in excess of the amount of its Existing Revolving Commitment) will be deemed to have made a New Revolving Commitment in an aggregate amount (not in excess of its Additional Revolving Commitment (as defined below)) as determined by the Borrower and the Arrangers and notified to such Additional Revolving Lender.

J. Each Existing Term Lender or Existing Revolving Lender that executes and delivers this Amendment solely in the capacity of a Tranche A Lender, a Tranche B Lender or a Revolving Lender, as the case may be, and not specifically as a Renewing Term Lender or a Renewing Revolving Lender will be deemed to have agreed to the terms of this Amendment but will not be deemed to have made any commitment to make New Term Loans or to have made any New Revolving Commitment.

K. The Lenders are willing, subject to the terms and conditions set forth in this Amendment, to amend the Credit Agreement to effect the Repricing Amendments and to amend and restate the Credit Agreement to effect the IPO Amendments.

L. The Renewing Term Lenders and the Additional Term Lenders (collectively, the “New Term Lenders”) are severally willing to make the New Term Loans as contemplated hereby, and the Renewing Revolving Lenders and the Additional Revolving Lenders (collectively, the “New Revolving Lenders” and, together with the New Term Lenders, the (“New Lenders”) are severally willing to make the New Revolving Commitments as contemplated hereby, in each case, subject to the terms and the applicable conditions set forth in this Amendment.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement to Effect Repricing Amendments. Effective as of the Repricing Amendment Effective Date:

(a) the definition of each of the following terms in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“Applicable Rate” means, for any day (a) with respect to any Tranche B Term Loan, (i) at such times as the Leverage Ratio as of the most recent determination date is greater than or equal to 5.00 to 1.00, 1.25% per annum, in the case of an ABR Loan, and 2.25% per annum, in the case of a Eurodollar Loan, and (ii) at such times as the Leverage Ratio as of the most recent determination date is less than 5.00 to 1.00, 1.00% per annum, in the case of an ABR Loan, and 2.00% per annum, in the case of a Eurodollar Loan, and (b) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan or a Tranche A Term Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurocurrency Spread” or “Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio as of the most recent determination date:

Leverage Ratio:	ABR Spread	Eurocurrency Spread	Commitment Fee Rate
Category 1 greater than or equal to 4.50 to 1.00	1.00%	2.00%	0.375%

Category 2 greater than or equal to 4.00 to 1.00 but less than 4.50 to 1.00	0.75%	1.75%	0.375%

Category 3 less than 4.00 to 1.00	0.50%	1.50%	0.375%

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower’s fiscal year based upon the consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

“Effective Date” means September 9, 2003, which is the date on which the conditions specified in Section 4.01 were satisfied.

“Senior Subordinated Notes” means the Borrower’s 9 7/8% Senior Subordinated Notes due 2013 in an initial aggregate principal amount of $780,000,000.

“Senior Unsecured Notes” means the Borrower’s 8½% Senior Notes due 2010 in an initial aggregate principal amount of $385,000,000.

“Tranche A Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche A Term Loan hereunder on the Effective Date or, in the case of a New Tranche A Lender, on the Refinancing Date, expressed as an amount representing the maximum principal amount of the Tranche A Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Tranche A Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche A Commitment, as applicable. The aggregate amount of the Lenders’ Tranche A Commitments on the Refinancing Date shall be not greater than the aggregate principal amount of Tranche A Term Loans outstanding immediately prior to the Refinancing Date.

“Tranche B Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche B Term Loan hereunder on the Effective Date or, in the case of a New Tranche B Lender, on the Refinancing Date, expressed as an amount representing the maximum principal amount of the Tranche B Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s

Tranche B Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche B Commitment, as applicable. The aggregate amount of the Lenders’ Tranche B Commitments on the Refinancing Date shall be not greater than the aggregate principal amount of Tranche B Term Loans outstanding immediately prior to the Refinancing Date.

(b) Section 1.01 of the Credit Agreement is amended to add definitions of the following terms in appropriate alphabetical order:

“New Tranche A Lender” means a Person that has a commitment, established pursuant to the Second Amendment, to make a Tranche A Term Loan on the Refinancing Date.

“New Tranche B Lender” means a Person that has a commitment, established pursuant to the Second Amendment, to make a Tranche B Term Loan on the Refinancing Date.

“Refinancing Date” means the date on which Tranche A Term Loans and Tranche B Term Loans are made, and Revolving Commitments are established, in each case pursuant to Section 4 of the Second Amendment.

“Second Amendment” means the Second Amendment and Restatement, dated as of June 11, 2004, to this Agreement.

(c) the definition of the term “Revolving Commitment” in Section 1.01 of the Credit Agreement is amended by deleting the last sentence thereof in its entirety and replacing such sentence with a sentence that reads as follows: “The aggregate amount of the Lenders’ Revolving Commitments on the Refinancing Date is $100,000,000.”.

(d) Section 2.01 of the Credit Agreement is amended by (i) adding the phrase “(and, in the case of Term Loans to be made on the Refinancing Date, to the terms and conditions set forth in the Second Amendment, as applicable)” immediately following the phrase “Subject to the terms and conditions set forth herein” in the first sentence thereof, (ii) inserting in clause (a) of such sentence immediately following the words “Effective Date” appearing therein the phrase “or, in the case of New Tranche A Lenders, on the Refinancing Date” and (iii) inserting in clause (b) of such sentence immediately following the words “Effective Date” appearing therein the phrase “or, in the case of New Tranche B Lenders, on the Refinancing Date”.

(e) Section 2.08(a) of the Credit Agreement is amended to read in its entirety as follows:

“(a) Unless previously terminated, (i) the initial Tranche A Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date, and the Tranche A Commitments of the New Tranche A Lenders shall terminate at 5:00 p.m., New York City time, on the Refinancing Date, (ii) the initial Tranche B Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date, and the Tranche B Commitments of the New Tranche B Lenders shall terminate at 5:00 p.m., New York City time, on the Refinancing Date, and (iii) the Revolving Commitments shall terminate on the Revolving Maturity Date.”

(f) Section 2.10(a) of the Credit Agreement is amended to read in its entirety as follows:

“(a) Subject to adjustment pursuant to paragraph (d) of this Section 2.10, the Borrower shall repay Tranche A Term Loans on each date set forth below in an aggregate principal amount set forth opposite such date (each such date being called an “Installment Date”):

Date	Amount
March 31, 2005	$8,355,778
June 30, 2005	$28,800,000
September 30, 2005	$28,800,000
December 31, 2005	$36,000,000
March 31, 2006	$36,000,000
June 30, 2006	$36,000,000
September 30, 2006	$36,000,000
December 31, 2006	$48,000,000
March 31, 2007	$48,000,000
June 30, 2007	$48,000,000
September 30, 2007	$48,000,000
December 31, 2007	$50,400,000
March 31, 2008	$50,400,000
June 30, 2008	$50,400,000
September 30, 2008	$50,400,000
December 31, 2008	$66,000,000
March 31, 2009	$66,000,000
June 30, 2009	$66,000,000
Tranche A Maturity Date	$66,000,000

”.

(g) Section 2.10(b) of the Credit Agreement is amended to read in its entirety as follows:

“(b) Subject to adjustment pursuant to paragraph (d) of this Section 2.10, the Borrower shall repay Tranche B Borrowings on each date set forth below in an amount equal to the percentage of the aggregate principal amount of Tranche B Term Loans made on the Refinancing Date set forth opposite such date:

Date	Percentage of Principal Amount to be Repaid
June 30, 2005	1.04%
September 30, 2005	1.04%
December 31, 2005	1.04%
March 31, 2006	1.04%
June 30, 2006	1.04%
September 30, 2006	1.04%
December 31, 2006	1.04%
March 31, 2007	1.04%
June 30, 2007	1.04%
September 30, 2007	1.04%
December 31, 2007	1.04%
March 31, 2008	1.04%
June 30, 2008	1.04%
September 30, 2008	1.04%
December 31, 2008	1.04%
March 31, 2009	1.04%
June 30, 2009	19.80%
September 30, 2009	19.80%
December 31, 2009	21.88%
Tranche B Maturity Date	21.88%

”.

(h) Section 2.10(d) of the Credit Agreement is amended to read in its entirety as follows:

“(d) Any mandatory or optional prepayment of a Tranche A Term Borrowing shall be applied first to reduce the first scheduled payment to become due under Section 2.10(a) and, thereafter, to reduce subsequent scheduled repayments of Tranche A Term Borrowings to be made pursuant to Section 2.10(a) ratably, and any mandatory or optional prepayment of a Tranche B Term Borrowing shall be applied to reduce the subsequent scheduled payments of the Tranche B Term Borrowings to be made pursuant to Section 2.10(b) ratably.”

(i) Section 2.11(f) of the Credit Agreement is amended by inserting immediately following the phrase “provided that,” at the beginning of the proviso to the second sentence thereof a phrase that reads as follows: “(i) the proceeds of the Tranche A Term Loans made on the Refinancing Date, together with such additional amounts as may be necessary, shall be applied to the repayment of all Tranche A Term Loans outstanding immediately prior to the Refinancing Date, (ii) the proceeds of the Tranche B Term Loans made on the Refinancing Date, together with such additional amounts as may be necessary, shall be applied to the repayment of all Tranche B Term Loans outstanding immediately prior to the Refinancing Date and (iii)”.

(j) Section 5.11 of the Credit Agreement is amended by deleting the first sentence thereof in its entirety and inserting a new first sentence of such Section that reads as follows: “The proceeds of the Term Loans borrowed on the Refinancing Date will be used only to refinance Term Loans outstanding immediately prior to the Refinancing Date and to pay fees and expenses in connection therewith.”.

(k) Schedule 2.01 of the Credit Agreement is deleted and replaced in its entirety with a new Schedule 2.01 that will, upon completion of the allocations of commitments in respect of New Term Loans and New Revolving Commitments in accordance with the terms hereof, set forth each Lender’s Tranche A Commitment, Tranche B Commitment and Revolving Commitment, and shall be furnished to each Lender promptly upon the completion of such allocations.

SECTION 2. Amendment and Restatement of Credit Agreement to Effect IPO Amendments. Effective as of the IPO Amendment Effective Date (as defined below), the Credit Agreement is hereby amended and restated in the form of the Amended and Restated Credit Agreement (it being understood that all schedules and exhibits to the Credit Agreement shall continue to constitute schedules and exhibits to the Credit Agreement, as amended and restated hereby, in the forms thereof immediately prior to the IPO Amendment Effective Date).

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower, the Parent and Holdings represents and warrants to each of the Lenders, the Additional Term Lenders, the Additional Revolving Lenders and the Agent that, as of the Repricing Amendment Effective Date and as of the IPO Amendment Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended and restated hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Repricing Amendment Effective Date and the IPO Amendment Effective Date with the same effect as though made on and as of the Repricing Amendment Effective Date or the IPO Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that the foregoing representation is made by the Parent only in respect of the representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.08, 3.09 and 3.12 of the Credit Agreement.

(c) No Default or Event of Default has occurred and is continuing.

SECTION 4. New Term Loans; New Revolving Commitments. (a) Subject to the terms and conditions set forth herein, (i) each Renewing Tranche A Term Lender agrees to make New Tranche A Term Loans to the Borrower on the Refinancing Date in such amounts (not in excess of its Existing Tranche A Term Loans) as are determined by the Borrower and the Arrangers and notified to such Lender by exchanging its Existing Tranche A Term Loans in such amounts for New Tranche A Term Loans in an equal principal amount, (ii) each Renewing Tranche B Term Lender agrees to make New Tranche B Term Loans to the Borrower on the Refinancing Date in such amounts (not in excess of its Existing Tranche B Term Loans) as are determined by the Borrower and the Arrangers and notified to such Lender by exchanging its Existing Tranche B Term Loans in such amounts for New Tranche B Term Loans in an equal principal amount, (iii) each Additional Term Lender agrees to make New Tranche A Term Loans or New Tranche B Term Loans, as applicable, to the Borrower on the Refinancing Date in a principal amount equal to such Additional Term Lender’s Additional Term Loan Commitment (as defined below), (iv) each Renewing Revolving Lender agrees to make a New Revolving Commitment on the Refinancing Date in such amount (not in excess of its Existing Revolving Commitment) as is determined by the Borrower and the Arrangers and notified to such Lender and (v) each Additional Revolving Lender agrees to make a New Revolving Commitment on the Refinancing Date in an amount equal to such Additional Revolving Lender’s Additional Revolving Commitment (as defined below). For purposes hereof and of the Credit Agreement, a Person shall become an Additional Term Lender or an Additional Revolving Lender, as the case may be, by executing and delivering to the Agent, on or prior to the Refinancing Date, a written instrument in a form satisfactory to the Agent (a “Joinder Agreement”) pursuant to which such Person (i) commits to make Additional Term Loans or to make New Revolving Commitments, as the case may be, on the Refinancing Date, in an amount set forth in such Joinder Agreement, and (ii) agrees to become party to the Credit Agreement as a Tranche A Lender, a Tranche B Lender or a Revolving Lender, as the case may be, and to be bound by the terms and provisions thereof. The “Additional Term Loan Commitment” of an Additional Term Lender shall be the amount of its commitment to make New Tranche A Term Loans or New Tranche B Term Loans, as applicable, as set forth in its Joinder Agreement, and the “Additional Revolving Commitment” of an Additional Revolving Lender shall be the amount of its New Revolving Commitment as set forth in its Joinder Agreement, or, in the case of either an Additional Term Loan Commitment or an Additional Revolving Commitment, such lesser amount as is allocated to it by the Borrower and the Arrangers by notice to such Lender prior to the Refinancing Date. The commitments of the New Term Lenders are several and no New Term Lender shall be responsible for any other New Term Lender’s failure to make New Term Loans, and the New Revolving Commitments are several and no New Revolving Lender shall be responsible for any other New Revolving Lender’s failure to make Revolving Loans or to acquire participations in Letters of Credit or Swingline Loans under the Credit Agreement. For purposes hereof, the “Refinancing Date” shall be a Business Day selected by the Borrower occurring on or after June 11, 2004 and prior to June 18, 2004, on which each of the conditions set forth in paragraph (e) of this Section 4 is satisfied.

The Borrower shall give the Agent at least two Business Days’ prior written notice of the date selected by it as the Refinancing Date.

(b) Notwithstanding anything herein to the contrary, any Renewing Term Lender (including any Lender that is deemed to be a Renewing Term Lender in accordance with Section 4(c)) that desires to have its Existing Term Loan repaid on the Refinancing Date and to make a New Term Loan on the Refinancing Date by funding a New Term Loan in same aggregate principal amount of the New Term Loan such Lender would have otherwise made by exchanging its Existing Term Loans for New Term Loans as provided in Section 4(a) may do so, provided such Lender makes an election to do so by providing written notice thereof to the Agent not later than the time it delivers an executed counterpart of the signature page hereof to the Agent (or its counsel).

(c) Any Existing Term Lender that executes a Joinder Agreement and whose Additional Term Loan Commitment is greater than the amount of its Existing Term Loans will be deemed to be a Renewing Term Lender to the extent of the amount of its Existing Term Loans.

(d) Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the New Term Loans will not exceed the aggregate principal amount of the Existing Term Loans, and the aggregate amount of the New Revolving Commitments will not exceed the aggregate amount of the Existing Revolving Commitments.

(e) The obligation of each New Term Lender to make New Term Loans, and the obligation of each New Revolving Lender to make New Revolving Commitments, in each case on the Refinancing Date, is subject to the satisfaction of the following conditions:

(i) The conditions set forth in Section 4.02 of the Credit Agreement shall be satisfied on and as of the Refinancing Date, and the Agent shall have received a certificate of a Financial Officer, dated the Refinancing Date, to such effect.

(ii) The Agent shall have received a favorable legal opinion of Latham & Watkins LLP, counsel to the Borrower, Holdings and the Parent, addressed to the Agent and the New Lenders and dated the Refinancing Date, covering such matters relating to the New Term Loans, this Amendment, the Credit Agreement as amended hereby, and the other Loan Documents and security interests thereunder as the Agent may reasonably request, and such opinion shall be reasonably satisfactory to the Agent.

(iii) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment, the other Loan Documents and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Agent.

(iv) To the extent deemed necessary or appropriate by the Agent, each Security Document shall have been amended to provide the benefits thereof to the New Lenders on the same basis as such benefits are provided to the existing Lenders.

(v) Each Loan Party that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to the Agent pursuant to which it confirms that it consents to this Amendment and the New Term Loans and New Revolving Commitments and that the Security Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations of such Loan Party.

(vi) The aggregate amount of the Additional Term Loan Commitments of the Additional Term Lenders, as set forth in their Joinder Agreements, plus the amount of any cash available to be used to prepay Existing Term Loans, shall equal or exceed the aggregate principal amount of the Existing Term Loans of Term Lenders other than Existing Term Loans of any Renewing Term Lenders that are refinanced with New Term Loans made by such Renewing Term Lender.

(vii) The aggregate amount of the Additional Revolving Commitments of the New Revolving Lenders, as set forth in their Joinder Agreements, plus the amount of the New Revolving Commitments of the Renewing Revolving Lenders, shall equal or exceed the aggregate amount of the Existing Revolving Commitments.

(viii) The Agent shall have received evidence that the Borrower has made the payments referred to in Section 4(g) or is making such payments on the Refinancing Date with the proceeds of the Additional Term Loans and such other funds as may be required.

(ix) There shall be no outstanding Letters of Credit issued under the Credit Agreement and no outstanding Revolving Loans or unreimbursed LC Disbursements on the Refinancing Date.

(x) The conditions to effectiveness of this Amendment set forth in Section 7(a) hereof shall have been satisfied.

(f) Notwithstanding anything in the Credit Agreement to the contrary, the Borrower shall be permitted to request that the initial Interest Period to be applicable to any New Term Loan Borrowings to be made on the Refinancing Date in the form of Eurocurrency Borrowings be a period other than a period contemplated by the definition of the term “Interest Period” in the Credit Agreement, provided that all Lenders participating therein agree to make an interest period of the requested duration available.

(g) On the Refinancing Date, the Borrower shall apply the proceeds of the Additional Term Loans and such other amounts as may be necessary to (i) prepay in full all Existing Term Loans (after giving effect to New Term Loans made by Renewing Term Lenders to repay their Existing Term Loans), (ii) pay all accrued and unpaid interest on all Existing Term Loans, (iii) pay to each Tranche A Lender and to each Tranche B Lender all amounts payable pursuant to Section 2.16 of the Credit Agreement as a result of the prepayment of such Lender’s Existing Term Loans (other than in respect of Existing Term Loans of Renewing Term Lenders that are exchanged for New Term Loans of such Renewing Term Lenders) and all other Obligations then due and owing to such Lenders under the Credit Agreement in their capacities as such and (iv) pay to each Existing Revolving Lender (including each Renewing Revolving Lender) all accrued and unpaid commitment fees payable pursuant to Section 2.12(a) of the Credit Agreement, all accrued and unpaid participation fees payable pursuant to Section 2.12(b) and all other Obligations then due and owing to such Lenders under the Credit Agreement in their capacities as such.

(h) On and after the Term Loan Refinancing Date, each reference in the Credit Agreement to “Tranche A Term Loans” shall be deemed a reference to the New Tranche A Term Loans contemplated hereby, each reference to “Tranche B Term Loans” shall be deemed a reference to the New Tranche B Term Loans contemplated hereby and each reference to “Revolving Commitments” shall be deemed a reference to the New Revolving Commitments contemplated hereby. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Lender that was a Tranche A Lender, a Tranche B Lender or a Revolving Lender, as the case may be, prior to the Refinancing Date, but that is not a New Lender.

SECTION 5. Additional Agreements. To induce the other parties hereto to enter into this Amendment, each of the Borrower, the Parent and Holdings covenants and agrees with the Lenders that:

(a) As used in this Section 5, the following terms have the meanings specified below:

“Contributed IPO Proceeds” means the amount of IPO Proceeds less the amount required to effect the Parent Preferred Redemption.

“East Designated Claw Proceeds” means the aggregate principal amount of the East Borrower’s 12 1/8% senior subordinated notes due 2012 specified in the “Use of Proceeds” section of the form of prospectus filed as part of the Registration Statement to be redeemed with the IPO Proceeds, plus the amount required to pay accrued and unpaid interest and associated redemption premiums on the principal amount so specified.

“IPO Date” means the date on which the Parent IPO is consummated and the Parent receives the IPO Proceeds.

“IPO Proceeds” means the Net Proceeds received by Parent from the issuance and sale of its common Equity Interests in the Parent IPO.

“Non-Designated IPO Proceeds” means the portion, if any, of the Contributed IPO Proceeds that do not constitute West Designated Claw Proceeds or East Designated Claw Proceeds.

“Parent Preferred Redemption” means the redemption by Parent of all its outstanding 5% Series A Preferred Stock for approximately $125,700,000 plus the amount of accrued and unpaid dividends thereon.

“Registration Statement” means the registration statement on Form S-1 filed by Parent with the Securities and Exchange Commission on May 14, 2004 in connection with the Parent IPO, as the same may be amended from time to time, in the form thereof that is declared effective by the Securities and Exchange Commission.

“West Allocable IPO Proceeds” means the sum of (a) the West Designated Claw Proceeds and (b) 58% of all Non-Designated IPO Proceeds.

“West Designated Claw Proceeds” means the aggregate principal amount of Senior Subordinated Notes specified in the “Use of Proceeds” section of the form of prospectus filed as part of the Registration Statement to be redeemed with the IPO Proceeds, plus the amount required to pay accrued and unpaid interest and associated redemption premiums on the principal amount so specified.

(b) The Parent will, not later than the Business Day immediately preceding the date established for the redemption of the Senior Subordinated Notes pursuant to the notice of redemption mailed by the Borrower in accordance with Section 5(d), contribute the West Allocable IPO Proceeds to the common capital of Holdings or utilize the full amount of the West Allocable IPO Proceeds to purchase Equity Interests of Holdings. Promptly after receiving the proceeds of any capital contribution from, or from the purchase of its Equity Interests by, the Parent pursuant to this paragraph, Holdings will contribute the full amount thereof to the common capital of the Borrower.

(c) The Parent will, not later than five Business Days after the IPO Date, mail an irrevocable notice of redemption to all holders of the Parent’s 5% Series A Preferred Stock in accordance with the terms of the certificate of designation relating thereto, which notice shall provide for the redemption in full of all outstanding shares of the Parent’s 5% Series A Preferred Stock and the payment of all accrued and unpaid dividends thereon through the date of redemption.

(d) The Borrower will, not later than five Business Days after the IPO Date, mail an irrevocable notice of redemption to all holders of the Senior Subordinated Notes in accordance with the terms of indenture relating thereto, which notice shall provide for the redemption of the aggregate principal amount of Senior Subordinated Notes specified in the “Use of Proceeds” section of the form of prospectus filed as part of the Registration Statement.

SECTION 6. Other Agreements. The Required Lenders acknowledge and agree that, in connection with the consummation of the Parent IPO, the obligation to pay annual management fees under the Management Agreements will be terminated in exchange for a lump sum payment to each of the Sponsors of $5,000,000 ($10,000,000 in the aggregate), and that the foregoing shall be deemed not to violate any provision of the Credit Agreement to the contrary.

SECTION 7. Effectiveness of Repricing Amendments and IPO Amendments. (a) The Repricing Amendments shall become effective as of the first date (the “Repricing Amendment Effective Date”) on which the following conditions have been satisfied:

(i) The Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (A) the Borrower, the Parent and Holdings, (B) the Required Lenders, (C) each Renewing Term Lender and (D) each Renewing Revolving Lender.

(ii) To the extent invoiced, the Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Agent.

(b) The IPO Amendments and the amendment and restatement of the Credit Agreement effected hereby in connection therewith shall become effective as of the first date (the “IPO Amendment Effective Date”) on which the following conditions have been satisfied:

(i) The Parent IPO shall have been consummated in accordance with applicable law and the Parent shall have received the Net Proceeds from the issuance and sale of its common Equity Interests in the Parent IPO.

(ii) The Agent shall have received a certificate of a Financial Officer certifying that, as of the date of such certificate, (A) each of the Borrower, the Parent and Holdings has performed the obligations required to be performed by it under Section 5 hereof and (B) the conditions set forth in Section 4.02 of the Credit Agreement have been satisfied.

SECTION 8. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Repricing Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended to give effect to the Repricing Amendments, and on and after the IPO Amendment Effective Date, each such reference shall be deemed a reference to the Credit Agreement as amended and restated hereby to give effect to the IPO Amendments. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 10. Costs and Expenses. The Borrower agrees to reimburse the Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Agent.

SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 12. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

DEX MEDIA WEST LLC,

by	/S/ GEORGE BURNETT
Name:	George Burnett
Title:	President and Chief Executive Officer

DEX MEDIA WEST, INC.,

by	/S/ GEORGE BURNETT
Name:	George Burnett
Title:	President and Chief Executive Officer

DEX MEDIA, INC.,

by	/S/ GEORGE BURNETT
Name:	George Burnett .
Title:	President and Chief Executive Officer

JPMORGAN CHASE BANK, individually and as Agent,

by	/S/ THOMAS H. KOZIARK
Name:	Thomas H. Koziark
Title:	Vice President

SIGNATURE PAGE TO

SECOND AMENDMENT AND RESTATEMENT

TO THE DEX MEDIA WEST CREDIT AGREEMENT

DATED AS OF SEPTEMBER 9, 2003, AS AMENDED

To approve Second Amendment and Restatement*:

Name of Institution	Name of Institution

as a Renewing Revolving Lender	as a Revolving Lender

by	by
Name:	Name:
Title:	Title:

Name of Institution	Name of Institution

as a Renewing Tranche A Term Lender	as a Tranche A Lender

by	by
Name:	Name:
Title:	Title:

Name of Institution	Name of Institution

as a Renewing Tranche B Term Lender	as a Tranche B Lender

by	by
Name:	Name:
Title:	Title:

*	Each Lender must sign separately in each capacity in which it is agreeing to the terms of this Amendment.